Deposits (FY)	12 Months Ended
Dec. 31, 2019
Deposits [Abstract]
Deposits
Note 8 – Deposits

Deposits are summarized as follows:

	December 31,
	2019	2018
	(In thousands)
NOW account and other demand deposits	$9,768	$10,307
Non-interest bearing demand deposits	27,090	22,877
Money market deposits	23,589	29,948
Passbook	47,042	45,718
Certificates of deposit	190,235	172,564
Total	$297,724	$281,414

The Bank accepts two types of deposits from a deposit placement service called the Certificate of Deposit Account Registry Service ("CDARS"). Reciprocal deposits are the Bank's own retail deposits in amounts in excess of the insured limits. The CDARS program allows banks to place their customers' funds in FDIC-insured certificates of deposit at other banks and, at the same time, receive an equal sum of funds from the customers of other banks in the CDARS Network. These deposits totaled $39.3 million and $33.7 million at December 31, 2019 and 2018, respectively and are not considered to be brokered deposits.

One-way deposits are also available using the CDARS program. With the one-way program, the Bank accepts deposits from CDARS even though there is no customer account involved. These deposits totaled $40.7 million and $32.6 million at December 31, 2019 and 2018, respectively.

The Bank did not have any (non-CDARS) brokered deposits at December 31, 2019. Brokered deposits (non-CDARS) totaled $9.9 million at December 31, 2018 matured in 2019. Scheduled maturities of certificates of deposit for the next five years are as follows:

Maturity	Amount
(In thousands
2020	$168,441
2021	19,016
2022	1,806
2023	867
2024	105
Thereafter	-
$190,235

Certificates of deposit of $250 thousand or more totaled $25.1 million and $33.9 million at December 31, 2019 and 2018, respectively.

Deposits from principal officers, directors, and their affiliates totaled $1.8 million at December 31, 2019 and 2018.